AMENDMENT TO AMENDED AND RESTATED NOTE ISSUANCE AGREEMENT AND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT This AMENDMENT TO AMENDED AND RESTATED NOTE ISSUANCE AGREEMENT AND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of May 2, 2024 (the “Effective Date”), is made by and among Appgate Cybersecurity, Inc., a Delaware corporation (the “Issuer”), Appgate, Inc., a Delaware corporation (the “Company”), the other guarantors set forth on the signature pages hereto (the “Subsidiary Guarantors,” and together with the Company and the Issuer, the “Notes Parties”), the holders of 8.50% convertible senior notes due 2026 (the “Notes”) listed on the signature pages hereto under the caption “Noteholders” (the “Noteholders”) and Magnetar Financial LLC, a Delaware limited liability company, as representative of the Noteholders (the “Representative”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the A&R Note Issuance Agreement referred below. W I T N E S S E T H: WHEREAS, previously the Issuer, the Representative and the other parties thereto entered into that certain Amended and Restated Note Issuance Agreement, dated June 9, 2023 (as it has been amended, supplemented or otherwise modified from time to time, the “A&R Note Issuance Agreement”) and the Issuer and the other parties thereto entered into that certain Amended and Restated Note Purchase Agreement, dated June 9, 2023 (as it has been amended, supplemented or otherwise modified from time to time, the “A&R Note Purchase Agreement”) that provided for the purchase by the Noteholders of up to $15 million additional aggregate principal amount of Notes; WHEREAS, pursuant to Section 1.01 of the A&R Note Issuance Agreement, “Greenshoe Notes” means up to $15,000,000 in aggregate principal amount of additional Notes that may be issued pursuant to the terms and conditions set forth in the Note Purchase Agreement; WHEREAS, pursuant to Section 3.2(b) of the A&R Note Purchase Agreement, Magnetar shall, at its election, have the right to purchase additional Notes in the aggregate amount of up to $15,000,000, provided that the aggregate amount of Consideration paid to the Company in exchange for such additional Notes, together with the aggregate amount of Consideration previously paid to the Company in exchange for Notes issued at the Initial Closing and the Second Closing, shall not exceed $90,000,000 (the “Consideration Cap”); WHEREAS, the Company and the Issuer have requested to increase the Consideration Cap to allow for up to $105,000,000 in Consideration; WHEREAS, pursuant to Section 10.02 of the A&R Note Issuance Agreement, with the prior written consent of the Holders of at least the Minimum Principal Amount of the Notes then outstanding, the Company and the Representative, as the case may be, at the Company’s expense, may from time to time and at any time enter into amendments, supplements or waivers to the Agreement Documents; and

- 2 - WHEREAS, the Noteholders represent the Holders of 100% of the Notes outstanding as of the date hereof and consent to the amendments to the definition of Greenshoe Notes and Section 3.2(b) of the A&R Note Purchase Agreement on the terms and conditions contained in this Amendment. NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: AGREEMENT Section 1. Amendments. The definition of Greenshoe Notes in Section 1.01 of the A&R Note Issuance Agreement is hereby amended and restated in its entirety as follows: “Greenshoe Notes” means up to $30,000,000 in aggregate principal amount of additional Notes that may be issued pursuant to the terms and conditions set forth in the Note Purchase Agreement.” Section 3.2(b) of the A&R Note Purchase Agreement is hereby amended and restated in its entirety as follows: “In addition, Magnetar shall, at its election, have the right to purchase additional Notes, in one or more transactions, and the Company shall issue and sell such additional Notes to Magnetar, in return for Consideration in the aggregate amount of up to $30,000,000, such right being exercisable by Magnetar for two (2) years following the Effective Date (each, an “Optional Closing” or “Subsequent Closing”); provided that the aggregate amount of Consideration paid to the Company in exchange for such additional Notes at the Optional Closing(s) described in this Section 3.2(b), together with the aggregate amount of Consideration previously paid to the Company in exchange for Notes issued at the Initial Closing and the Second Closing, shall not exceed $105,000,000. Any subsequent purchasers of Notes at an Optional Closing shall become a party to, and shall be entitled to receive, Notes in accordance with this Agreement. Each Optional Closing shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes. The date of any Subsequent Closing (each, a “Closing”) is each referred to herein as a “Closing Date.” Section 2. Representations and Warranties. 2.1 The execution, delivery and performance of this Amendment are within each of the Notes Parties corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of each of the Notes Parties. This Amendment has been duly executed and delivered by each of the Notes Parties, constitutes an Agreement Document and is a valid and binding obligation of each of the Notes Parties, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

- 3 - 2.2 The execution, delivery and performance by each of the Notes Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any governmental authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any requirement of law applicable to the Notes Parties or any of their Subsidiaries or any judgment, order or ruling of any governmental authority, (iii) will not violate or result in a default under any contractual obligation of the Notes Parties or any of their Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Notes Parties or any of their Subsidiaries, except Liens (if any) created under the Agreement Documents. 2.3 Immediately after giving effect to the amendments contained herein, no Default or Event of Default exists. Section 3. Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Representative and the Holders in connection with this Amendment and any other documents prepared in connection herewith (including, without limitation, documented out-of-pocket fees, charges and disbursements of legal counsel); provided, however, that any such costs and expenses shall be paid in accordance with the terms of any order by a Bankruptcy Court, whether on an interim or final basis, approving a postpetition debtor-in-possession financing facility of the Company. Section 4. Effect on Agreement Documents; Reaffirmation. 4.1 This Amendment shall constitute an “Agreement Document” for all purposes of the A&R Note Issuance Agreement, A&R Note Purchase Agreement and the other Agreement Documents. 4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Representative or any Noteholder under the A&R Note Issuance Agreement or the A&R Note Purchase Agreement, or constitute a waiver or modification of any provision of any Agreement Document, except as it relates to amendments expressly set forth in Section 1 hereto. 4.3 Each of the Notes Parties hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the A&R Note Issuance Agreement, A&R Note Purchase Agreement and the other Agreement Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Agreement Obligations under the A&R Note Issuance Agreement and A&R Note Purchase Agreement, in each case. In addition, the Company hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created, confirmed and perfected under the Security Documents and any other Agreement Documents and (ii) that each of the Security Documents to which it is a party remains in full force and effect notwithstanding the effectiveness of this Amendment. The Company does not have any knowledge of any challenge to any Holder’s claims arising under the Agreement Documents or any challenge to the effectiveness of the Agreement Documents. The Holders reserve all rights, privileges and remedies under the Agreement Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Agreement

- 4 - Obligations or to affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Agreement Obligations. Section 5. Miscellaneous. 5.1 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic mail (including “pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method) shall be as effective as delivery of a manually executed counterpart to this Amendment. 5.2 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. 5.3 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment. 5.4 Entire Agreement. This Amendment (together with the A&R Note Issuance Agreement and the A&R Note Purchase Agreement, each as modified by this Amendment, and the other Agreement Documents) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. 5.5 References. Each reference in the A&R Note Issuance Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the A&R Note Issuance Agreement, and each reference in any other Agreement Document to “Note Issuance Agreement,” “NIA,” “thereunder,” “thereof” or words of like import referring to the A&R Note Issuance Agreement, shall mean and be a reference to the A&R Note Issuance Agreement as amended by this Amendment. Each reference in the A&R Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the A&R Note Purchase Agreement, and each reference in any other Agreement Document to “Note Purchase Agreement,” “NPA,” “thereunder,” “thereof” or words of like import referring to the A&R Note Purchase Agreement shall mean and be a reference to the A&R Note Purchase Agreement as amended by this Amendment. 5.6 Governing Law; Jurisdiction and Process; WAIVER OF JURY TRIAL. The provisions of Section 18.04 and Section 18.13 of the A&R Note Issuance Agreement shall apply mutatis mutandis to this Amendment.

- 5 - [signature pages follow]

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above. COMPANY: APPGATE, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer ISSUER: APPGATE CYBERSECURITY, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] SUBSIDIARY GUARANTORS: CRYPTZONE WORLDWIDE, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer CRYPTZONE INTERNATIONAL HOLDINGS INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer CRYPTZONE NORTH AMERICA INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] IMMUNITY, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer IMMUNITY FEDERAL SERVICES, LLC By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer IMMUNITY PRODUCTS, LLC By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer IMMUNITY SERVICES, LLC By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] EASY SOLUTIONS ENTERPRISES CORP. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer EASY SOLUTIONS, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer CATBIRD NETWORKS, INC. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Chief Financial Officer EASY SOLUTIONS S.A.S. By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Primary Legal Representative EASY SOLUTIONS JAPAN, GK By: /s/ Rene Rodriguez Name: Rene Rodriguez Title: Managing Officer

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] NOTEHOLDERS: MAGNETAR CONSTELLATION MASTER FUND, LTD. By: Magnetar Financial LLC, its investment manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel MAGNETAR CONSTELLATION FUND II, LTD By: Magnetar Financial LLC, its investment manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel MAGNETAR XING HE MASTER FUND LTD By: Magnetar Financial LLC, its investment manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel MAGNETAR SC FUND LTD By: Magnetar Financial LLC, its investment advisor By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] PURPOSE ALTERNATIVE CREDIT FUND – T LLC By: Magnetar Financial LLC, its investment manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel PURPOSE ALTERNATIVE CREDIT FUND – F LLC By: Magnetar Financial LLC, its investment manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel MAGNETAR STRUCTURED CREDIT FUND, LP By: Magnetar Financial LLC, its general partner By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel MAGNETAR LONGHORN FUND LP By: Magnetar Financial LLC, its investment manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] MAGNETAR LAKE CREDIT FUND LLC By: Magnetar Financial LLC, its manager By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel

[Signature Page to Amendment to A&R Note Issuance Agreement and A&R Note Purchase Agreement] REPRESENTATIVE: MAGNETAR FINANCIAL LLC By: _/s/ Karl Wachter _________________ Name: Karl Wachter Title: General Counsel